SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                -------------------------------------------------
                                 April 15, 1997


                        Banc One Credit Card Master Trust
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    New York
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)



                0-25636                            31-4148768
        -----------------------        ------------------------------------
        (Commission File Number)       (IRS Employer Identification Number)



      c/o Bank One, Columbus, N.A., as Administrator, 800 Brooksedge Blvd.,
                  Attn: Thomas Ferree, Westerville, Ohio 43081
      ---------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



               Registrant's telephone number, including area code:
               ---------------------------------------------------
                                 (614) 248-3404




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Item 5.  Other Events

On April 15, 1997, the Banc One Credit Card Master Trust (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the following Certificates issued by the Trust, each of which is included in Group One and is a Principal Sharing Series:

          7.55% Class A Asset Backed Certificates, Series 1994-B
          7.75% Class B Asset Backed Certificates, Series 1994-B
          7.80% Class A Asset Backed Certificates, Series 1994-C
          8.00% Class B Asset Backed Certificates, Series 1994-C
          6.15% Class A Asset Backed Certificates, Series 1995-A
          6.30% Class B Asset Backed Certificates, Series 1995-A
          6.30% Class A Asset Backed Certificates, Series 1995-B
          6.45% Class B Asset Backed Certificates, Series 1995-B
          Floating Rate Class A Asset Backed Certificates, Series 1996-A Floating Rate Class B Asset Backed Certificates, Series 1996-A


Item 7.  Exhibits

See page 5 for Exhibit Index.


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SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           BANC ONE CREDIT CARD MASTER TRUST



Date: April 9, 1997                        By:  /s/ Thomas Ferree
                                               --------------------------
                                               Name:  Thomas Ferree
                                               Title: Senior Vice President
                                               BANK ONE, COLUMBUS, NA

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EXHIBIT INDEX

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

Exhibit    Description                                                                                  Page
-------    -----------                                                                                  ----
99.1       The Monthly Statements and other information reflecting the Trust's
           Activities for the Monthly Period ending March 31, 1997.  ...................................6-18

99.2       Monthly Servicer's Certificates.............................................................19-23

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